SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X}  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

                       CHORUS COMMUNICATIONS GROUP, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction compute pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ]  Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


                                     [LOGO]
                                     CHORUS
                           COMMUNICATIONS GROUP, LTD.

                      DIRECTIONS TO MARRIOTT - MADISON WEST


                             MADISON MARRIOTT WEST
                           1313 JOHN Q. HAMMONS DRIVE
                           MIDDLETON, WISCONSIN 53562
                                  608-831-2000

                             [GRAPHIC OMITTED - MAP]



TAKE EXIT 252 - GREENWAY BLVD.
OFF OF THE WEST BELTLINE FREEWAY

-------------------------------------------------------------------
           IF YOU HAVE ANY QUESTIONS, PLEASE CALL OUR SHAREOWNER SERVICES NUMBER: (800) 468-9716.
-------------------------------------------------------------------

                 CHORUS COMMUNICATIONS GROUP, LTD.
                      POST OFFICE BOX 46520
                   MADISON, WISCONSIN 53744-6520


                                                     March 27, 2000


Dear Shareholder:

      You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Chorus Communications Group, Ltd. ("Chorus") to be held on Wednesday, April 26, 2000, at 7:00 p.m., at the Marriott - Madison West, located in the Middleton Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin (see map on reverse page).

      The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. Following the business session, we will discuss last year's operations, comment on items of interest to you and the Company, and give you an opportunity to ask questions.

      YOUR VOTE IS VERY IMPORTANT. I encourage you to promptly vote your proxy by either mail, telephone or Internet (a new service available to our shareholders) in accordance with the instructions on the enclosed proxy card, even if you plan to attend the meeting. You may revoke your proxy at the Annual Meeting and vote your shares in person if you wish.

      To assist us in our preparation for refreshments following the meeting, we would appreciate your marking your proxy card in the space provided or completing the relevant vote by telephone or Internet instructions if you plan to attend the meeting.

      Thank you for your support of Chorus.

                                    Very truly yours,

                                    /s/ Dean W. Voeks

                                    Dean W. Voeks
                                    Chief Executive Officer

                 CHORUS COMMUNICATIONS GROUP, LTD.
                        Post Office Box 46520
                   MADISON, WISCONSIN  53744-6520

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                WEDNESDAY, APRIL 26, 2000, 7:00 P.M.

      The Annual Meeting of Shareholders of CHORUS COMMUNICATIONS GROUP, LTD., a Wisconsin corporation (the "Company"), will be held at the Marriott - Madison West, Middleton Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin, on Wednesday, April 26, 2000 at 7:00 p.m. for the following purposes:

      1. To elect a Director to hold office until the Annual Meeting of Shareholders in 2003 and until a successor has been elected.

      2.   To approve the Chorus  Communications  Group, Ltd. Stock
           Incentive Plan.

      3. To consider and transact any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

      The Board of Directors has fixed the close of business on March 15, 2000 as the record date for the determination of the shareholders of the Company entitled to notice of and to vote at the Annual Meeting of Shareholders. Each share of the Company's Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

                               By Order of the Board of Directors,

                               /s/ Grant B. Spellmeyer

March 27, 2000                 Grant B. Spellmeyer, Secretary





--------------------------------------------------------------------
                      YOUR VOTE IS IMPORTANT

      Please mark your voting choices,  sign, date and return
      your proxy card  promptly in the  enclosed  envelope or
      vote  by  telephone  or  Internet.  If you  attend  the
      meeting, you may vote by ballot,  thereby canceling any
      proxy you have previously submitted.
--------------------------------------------------------------------

                          PROXY STATEMENT
                   ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD APRIL 26, 2000

      This Proxy Statement is being furnished to shareholders of record of Chorus Communications Group, Ltd. ("Chorus" or the "Company") as of March 15, 2000 in connection with the solicitation by the Board of Directors of Chorus of proxies for the 2000 Annual Meeting of Shareholders to be held at Marriott - Madison West, Middleton Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin on April 26, 2000 at 7:00 p.m., or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting of Shareholders. The approximate date of mailing this Proxy Statement and enclosed form of proxy to shareholders is March 27, 2000.

      As of the close of business on March 1, 2000, the Company had outstanding 5,371,450 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of record of a majority of the issued and outstanding stock entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting.

      You may revoke your proxy at any time before it is voted at the meeting by executing a later-voted proxy by mail, telephone or Internet or by voting ballet at the meeting.

      Shares   represented   by  duly   executed   proxies  in  the
accompanying form will be voted in accordance with the instructions indicated on such proxies, and, if no such instructions are indicated thereon, will be voted in favor of the nominee for election as director named below and for the other proposal referred to below. The vote required for approval of the proposal before the shareholders at the Annual Meeting is specified in the description of the proposal below.

      A copy of the Company's Annual Report to Shareholders for 1999 is included with this Proxy Statement.

      THE COMPANY WILL FURNISH, WITHOUT CHARGE ON THE WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE COMPANY'S FORM 10-K REPORT (NOT INCLUDING EXHIBITS THERETO) FOR 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE SENT TO THE OFFICE OF THE SECRETARY OF CHORUS COMMUNICATIONS GROUP, LTD, P.O. BOX 46520, MADISON, WISCONSIN 53744-6520.

                ITEM NO. 1 - ELECTION OF DIRECTORS

      The Board of Directors consists of five members. Each director is required to be a resident of the State of Wisconsin and a shareholder of the Company. The terms of office for the directors are staggered, so that only one or two directors need be elected in any one year. Each director, when duly elected and qualified, has a term of office of three years or until his or her successor is elected and qualified.

      Under the terms of the Company's Bylaws, proposed nominees for election to the Board of Directors for terms expiring in 2001 made by shareholders must be in writing and delivered or mailed to the principal executive offices of the Company no later than November 23, 2000 for consideration by the Nominating Committee of the Board of Directors. The following information is required to be submitted for shareholder proposed nominees to Board of
Directors: the name, date of birth, and address of the proposed nominee, the principal occupation of the proposed nominee for the last five years, the name and address of the nominating shareholder, and the number of shares of capital stock of the Company owned by the proposed nominee and nominating shareholder.

      Mr. Harold L. (Lee) Swanson is currently a director whose term will expire at the Annual Meeting on Wednesday, April 26, 2000. Mr. Swanson has been nominated for reelection.

      It is intended that proxies granted by the shareholders will be voted, unless otherwise instructed on the proxy card or by telephone or internet, in favor of electing the nominee as director, who has consented to being named in this Proxy Statement and serving if elected. If the nominee shall for any reason become unavailable for election, it is the intention of those named on the Proxy Card to vote for the election of such other person as may be designated by the Board of Directors. The nominee for director will be elected by a plurality of the votes cast at the Annual Meeting of Shareholders. Shareholders may
withhold   authority  to  vote  for  the  nominee  by  marking  the
appropriate box in the space provided for such purpose on the proxy card or if you are voting by telephone or internet, follow the system instructions. Proxies will be voted "for" the election of the nominee unless instructions to "withhold" votes are set forth on the proxy card or received by telephone or internet. Withheld votes will not influence voting results. Abstentions may not be specified as to the election of a director. Broker non-votes have no effect on votes taken.

      The following table sets forth the names of the nominee and the current directors who will continue in office after the Annual Meeting, their ages as of January 1, 2000, information as to their business experience for the last five years (unless otherwise noted), and the year they first became directors of the Company.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE LISTED.


                  NOMINEE - TERM EXPIRING IN 2000

                                                         DIRECTOR
NAME (AGE) AND  BUSINESS EXPERIENCE                       SINCE

HAROLD  L.  (LEE)  SWANSON  (61)  .  .  . . . . . . .     1997
Chief Executive Officer,  President,  and Director of
the  State  Bank of Cross  Plains  with  which he has
been  associated  for  more  than  34  years;  also a
director   of  Madison   Gas  &   Electric   Company.
Chairman of Chorus' Compensation Committee.


           CONTINUING DIRECTORS - TERM EXPIRING IN 2001

                                                         DIRECTOR
NAME (AGE) AND  BUSINESS EXPERIENCE                       SINCE

DOUGLAS J. TIMMERMAN (59) . .. . . . . . . . . . . . .    1997
Chairman   of  the   Board,   President   and   Chief
Executive  Officer of Anchor  BanCorp  Wisconsin Inc.
with which he has been associated for more than 22 years.

DEAN W. VOEKS (57) . . . . . . . . . . . . . . . . . .    1997
President,  Chief  Executive  Officer and Director of
Chorus; he has been associated with Chorus and/or its subsidiaries for more than 13 years.


           CONTINUING DIRECTORS - TERM EXPIRING IN 2002

                                                         DIRECTOR
NAME (AGE) AND  BUSINESS EXPERIENCE                        SINCE

CARRIE L. BENNETT-BARNDT (47) . . . .  . . . . . . . .     1999
President and Director of Bennett-Barndt
Enterprises, Inc., an operator of certain
McDonald's Restaurants with which she has been associated for over 10 years.

CHARLES MAULBETSCH (64)  . . . . . . . . . . . . . . .     1997
Retired Vice-President of Middleton Community Bank.

                 SECURITY OWNERSHIP OF MANAGEMENT

      At January 1, 2000, each director or nominee and each executive officer named in the Summary Compensation Table and all directors and executive officers of the Company as a group beneficially owned common stock of the Company as listed in the following table. To our knowledge, no shareholder owned 5 percent or more of the Company's outstanding common stock as of January 1, 2000.

                                    SHARES                PERCENT
NAME OF BENEFICIAL OWNER      BENEFICIALLY OWNED          OF CLASS
   Carrie L. Bennett-Barndt          940(1)                 0.0%
   Howard G. Hopeman              15,318(2)                 0.3%
   Darold J. Londo                    93                    0.0%
   Charles Maulbetsch             53,000(2)                 1.0%
   Harold L. (Lee) Swanson        16,500(2)                 0.3%
   Douglas J. Timmerman           68,421(3)                 1.3%
   Dean W. Voeks                   6,968(2)(4)              0.1%
All directors or nominees and
executive officers as a group
(10 persons)                     161,874                    3.0%

FOOTNOTES
     1Includes 440 shares of Common Stock held by a corporation in which Ms. Bennett-Barndt has a pecuniary interest and voting and investment power.

     2Includes 10,488, 1,000, 11,030 and 2,074 shares of Common
Stock in self-directed Individual Retirement Accounts, to which Messrs. Hopeman, Maulbetsch, Swanson and Voeks, respectively, have voting and investment power.

     3Includes 45,424 shares of Common Stock in a family partnership and 22,829 shares of Common Stock in a family trust in which Mr. Timmerman has a pecuniary interest and voting and investment power; and 168 shares of Common Stock in custodial ownership form in which Mr. Timmerman has voting and investment power.

     4Includes 300 shares of Common Stock in a Supplemental
Retirement Plan to which Mr. Voeks has voting and investment power.


               COMPLIANCE WITH SECTION 16(a) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that during 1999 all required filings were made in a timely fashion.

                 BOARD OF DIRECTORS AND COMMITTEES

      The total 1999 annual director fees received for serving on Chorus' Board and any subsidiary boards were $20,000 each for Messrs. Maulbetsch, Swanson and Timmerman and $19,000 for Ms.
Bennett-Barndt. In addition, Mr. Timmerman received $3,400 for serving as an officer of a subsidiary company. Mr. Voeks did not receive any director fees. The Chorus Board of Directors met eight times in 1999. All directors attended more than 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board in which they served.

      The Company has standing Audit and Compensation Committees.

      The members of the AUDIT COMMITTEE are Messrs. Maulbetsch and Swanson. The Audit Committee's function is to meet with management and the independent public accountants to review with them the scope and results of their audits, the Company's accounting practices, and the adequacy of the Company's internal controls. The Audit Committee held one meeting in 1999.

      The members of the COMPENSATION COMMITTEE are Messrs. Maulbetsch, Swanson and Timmerman, and Ms. Bennett-Barndt, who became a member in December 1999. The Compensation Committee determines the compensation of the Chief Executive Officer and reviews compensation guidelines for all other employees. The Compensation Committee held three meetings in 1999.

                 COMPENSATION COMMITTEE INTERLOCKS
                                AND
                       INSIDER PARTICIPATION

      Mr.   Timmerman,    President   of   Dickeyville    Telephone
Corporation,  a Chorus subsidiary,  is a member of the Compensation
Committee.

                      EXECUTIVE COMPENSATION

      The following table summarizes the compensation for the years 1997, 1998 and 1999 of the Chief Executive Officer and two other executive officers whose annual compensation exceeded
$100,000 for 1999.



                    SUMMARY COMPENSATION TABLE
                                                      LONG-TERM
                            ANNUAL COMPENSATION      COMPENSATION
NAME AND                                OTHER ANNUAL  RESTRICTED    ALL OTHER
PRINCIPAL          YEAR  SALARY   BONUS COMPENSATION STOCK AWARD COMPENSATION(3)
POSITION

Dean W. Voeks:      1999 $185,000 $     0 $16,000(1)     $37,000(2)   $54,500
 President and      1998  175,000  40,000       0              0       54,190
 Chief Executive    1997  150,000  45,000       0              0       53,690
 Officer

Howard G. Hopeman:  1999 $116,000 $25,000 $     0        $     0      $41,926
 Executive Vice     1998  110,000  25,000       0              0       41,420
 President, Chief   1997  100,500  20,000       0              0       39,661
 Financial Officer
 and Treasurer

Darold J. Londo:    1999 $ 95,700 $30,000 $     0        $     0      $ 7,669
 President of       1998   85,000  10,000       0              0        4,408
 Chorus Networks,   1997        0       0       0              0            0
 Inc., a subsidiary

FOOTNOTES
     1In 1999 Mr. Voeks received $16,000 for the reimbursement of taxes on a restricted stock grant.

     2In 1999, Mr. Voeks was granted 2000 shares of vested restricted stock which was valued at market price at the time of grant. Dividends are paid on this restricted stock.

     3All other compensation for 1999 includes the following:
(i) the Company's contribution to 401K and/or deferred compensation plans: Mr. Voeks - $10,000, Mr. Hopeman - $9,956, and Mr. Londo - $7,669; (ii) the Company's contributions to a non-qualified supplemental retirement plan: Mr. Voeks - $44,190, and Mr. Hopeman - $31,970; and (iii) the Company's payment to Mr. Voeks of $310 to cover a dividend missed on the restricted stock.


                 REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") is composed of four independent Directors who are responsible for setting and administering compensation, including base salary and annual bonus paid or awarded to Mr. Voeks, Chief Executive Officer of Chorus Communications Group, Ltd. ("Chorus" or the "Company"). In addition, the Committee reviews the salaries of other executives, which are set by Mr. Voeks.

NEW EXECUTIVE COMPENSATION PROGRAM FOR 2000

During 1999 into early 2000, the Committee, with the assistance of Deloitte & Touche LLP, developed a new executive compensation program focused on rewarding shareholder value creation and performance against key drivers of total shareholder return. Key features of the new executive compensation program are as follow:

Compensation Philosophy
    - Reward shareholder value creation and performance versus key drivers of total shareholder return.
    - Reward   team   success    while    recognizing    individual
      contribution.
    - Structure compensation opportunities and the mix of base salary, annual incentives, and long-term incentives to reflect
      compensation  practices  at  similarly-sized   telecommunication
      industry peers.
    - Fund annual incentives and determine the exercisability of stock options in part by performance relative to that of the performance of the compensation peer group.
    - Encourage stock ownership to foster an ownership mentality.

Peers: A group of peer telecommunications industry companies was used to identify competitive compensation opportunities. Peer selection primarily reflected Chorus' classification within the telecommunications industry, its business mix, and relative revenue size. Information contained in peer proxies and other sources of competitive data were analyzed and reviewed by the Committee to ensure an understanding of competitive compensation opportunities. The companies considered for compensation purposes are not the same as companies included in the performance graph peer group in this Proxy Statement. The performance graph peer group companies are significantly larger than Chorus with much higher compensation levels.

The review  indicated that  compensation  for Chorus  executives is generally below the actual compensation paid in 1998 and reported in 1999 proxies by peers. The Committee intends to review 1999 peer compensation data as it becomes publicly available.

Base Salary: Base salaries and salary increases will be based on individual performance, as demonstrated over time and will be managed around the peer group median.

Annual Incentives: Relative peer performance measures will be used to assess corporate performance. Relative performance measures will allow the Committee to assess how well Chorus performs versus identified  peers.  Thus,  management's  ability to create value for our shareholders in a changing regulatory environment, changing economic conditions, and in response to changing consumer behaviors versus how well our peers perform will directly affect executive pay. Other performance criteria that support value creation will also be used as deemed appropriate by the Committee. Individual awards will also reflect each executive's performance versus their performance goals. The Committee intends that future annual incentive awards be paid using a combination of cash and restricted stock. Awards for above average performance will be paid via grants of restricted stock with a two-year restriction period. Restricted stock will increase executive/stockholder linkage, focus executives on making contributions contributing to long term stock price appreciation, and allow Chorus to retain key executives.

Long-Term Incentives: Chorus will use stock options (subject to shareholder approval of the Stock Incentive Plan) to reward success as measured by the appreciation in the Company's common stock price. Thus, the interests of executives will be more closely linked with those of stockholders. Using relative total shareholder return versus the peer group to determine when stock options will become exercisable will further strengthen this linkage.

To this end, the Stock Incentive Plan is being submitted in this Proxy Statement for stockholder approval at the 2000 Annual Meeting.

1999 COMPENSATION

The following report represents the actions regarding compensation paid to executives for 1999. During 1999, the principal goal of the Company's compensation program was to pay employees, including executive officers, at levels that are:

      -  consistent   with   the   Company's   current   financial
         condition, earnings and projected Consumer Price Index.
      -  reflective of individual performance and experience,
      -  competitive in the marketplace, and
      -  administered in a fair and consistent manner.

The salary of  executive  officers  is  established  within a range that considers competitive salary levels for similar sized companies. The companies considered for compensation purposes in
1999 are not the same as companies included in the performance graph peer group in this Proxy Statement. The performance graph peer group companies are significantly larger than Chorus with much higher compensation levels. Executive salaries were determined by subjectively evaluating the individual's performance and experience, and the Company's performance.

For 1999, the Company maintained a strong financial position and prepared itself to be a key player in the marketplace of the new century. Additionally, Chorus maintained an industry leadership role in Wisconsin.

In March of 1999, the Committee reviewed Mr. Voeks' compensation level and granted him 2000 shares of restricted common stock in the Company and $16,000 as reimbursement for the payment of taxes associated with the grant of stock.

                                    Respectfully submitted by:

                                    Harold L. (Lee) Swanson, Chairman
                                    Charles Maulbetsch
                                    Douglas J. Timmerman
                                    Carrie Bennett-Barndt

                 FIVE-YEAR PERFORMANCE COMPARISON

      The graph below provides an indicator of cumulative total shareholder returns for Chorus(1) as compared with the S&P 500-Telephone, Russell 2000, and a Peer Group(2). The Company has decided to use the Russell 2000 for the broad equity market index comparison. Given the Company's market capitalization relative to the companies in the S&P 500-Telephone and the Russell 2000, the Company believes the Russell 2000 companies are a more representative alternative than the S&P 500-Telephone.

                    [Line graph of data points]

                      BASE     YEARS ENDING
                      PERIOD
COMPANY NAME/INDEX    DEC 94   DEC 95   DEC 96   DEC 97   DEC 98   DEC 99
Chorus                100      117.49   126.48   126.78   116.51   114.12
S&P 500-Telephone     100      150.64   152.15   212.46   312.11   329.94
Russell 2000          100      137.58   157.89   190.29   183.73   219.78
Peer Group            100      109.05    94.96   113.71   156.13   254.64

EXPLANATION
The graph assumes $100 invested on December 31, 1994 in Chorus common stock, S&P 500-Telephone, Russell 2000, and the Peer
Group.  Total return assumes reinvestment of dividends.

FOOTNOTES
      1Chorus was formed on June 1, 1997 as a result of merging
Mid-Plains, Inc. and Pioneer Communications, Inc. into subsidiaries of the Company. The total return for Chorus is based on the total return on Chorus' common stock beginning June 1997 and Mid-Plains, Inc.'s common stock prior to the mergers.

      2The Peer Group is composed of the following holding companies that compete in the Company's industry segment of telecommunications services and operate in markets which include rural Wisconsin communities: Century Telephone Enterprise; Citizens Utilities Company; Frontier Corporation and Telephone & Data Systems, Inc.


                    MANAGEMENT CONTINUITY PLAN

      Chorus has severance pay agreements ("Agreements") with certain key employees including Messrs. Voeks, Hopeman and
Londo. The purpose of the Agreements is to encourage the executive officers to continue to carry out their duties in the event of the possibility of a change in control of the Company.

      Benefits are payable under the Agreements only if a change in control has occurred and within three years after such change the executive's employment is terminated: (a) by the Company or its successor for reasons other than "cause"; or (b) voluntarily by the executive for "good reason," in each case as defined in the Agreements. The principal benefit under the Agreement is a lump-sum payment equal to 2.99 times the executive's annual compensation. The agreements for Messrs. Voeks, Hopeman and Londo are dated December 3, 1998. Each agreement terminates after three years but is automatically extended on an annual basis unless either the Company or the respective employee gives a written notice of cancellation of such automatic extension.

     ITEM NO. 2 - STOCKHOLDER APPROVAL OF STOCK INCENTIVE PLAN

On February 16, 2000, the Board of Directors adopted the Chorus Communications Group, Ltd. ("Chorus" or the "Company") Stock Incentive Plan (the "Plan") providing for the issuance of a maximum of 500,000 shares of Common Stock in connection with the grant of options, restricted stock and/or other stock-based awards, and recommended the Plan be submitted to stockholders for approval at the Annual Meeting. The Plan, if approved, will become effective retroactive to January 1, 2000. The following summary is qualified in its entirety by reference to the complete text of the Plan, which is attached as Appendix A. Capitalized terms used but not defined herein shall have the meaning set forth in the Plan.

Purpose: The Plan is intended to provide incentives and rewards employees of the Company and its subsidiaries (i) to support the execution of the Company's business and human resource strategies and the achievement of its goals, and (ii) to associate the interests of employees with those of the Company's stockholders.

Participants: All employees (including executive officers) of the Company and its subsidiaries will be eligible to participate in the Plan.

Authorization: The Plan provides that 500,000 shares of Common Stock will be available for award grants during the life of the Plan. Shares represented by awards which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised, will not reduce the number of shares available for awards granted under the Plan. The shares of Common Stock subject to awards under the Plan may be either authorized but unissued shares or treasury shares. The Plan provides that during any five-year period a participant may not be granted stock options with respect to more than 100,000 shares.

Administration:   The  Board  of   Directors  of  the  Company  has
delegated the administration of the Plan to the Compensation Committee (the "Committee"). The Committee will make determinations with respect to the participation of employees in the Plan and, except as otherwise required by law or the Plan, the grant terms of awards including vesting schedules, exercisability schedules, price, restriction period, dividend rights, post-retirement and termination rights, payment alternatives, and such other terms and conditions as the Committee deems appropriate. The Committee may designate other persons to carry out its responsibilities under such conditions and limitations as it may set, other than its authority with regard to awards granted to employees who are executive officers or directors of the Company. Committee members are not eligible to participate in the Plan. Prior to a change of control, the Committee may cancel any award for reasonable cause and may provide for the conditions and circumstances under which awards will be forfeited.

Awards:   The   following   types  of  awards   and  other   Common
Stock-based awards may be granted under the Plan on a stand alone, combination or tandem basis:

Stock Options: Nonqualified stock options may be granted. The Committee will determine the exercise period for any stock option at the time of grant; provided the exercise price may not be less than the fair market value of a share of Common Stock on the date of grant. The exercise price is payable, at the Committee's discretion, in cash or in shares of already owned Common Stock. Restricted Stock: Restricted stock are shares of Common Stock that may not be sold or otherwise disposed of during a restricted period after grant, the duration of which will be determined by the Committee. Restricted stock may be voted by the recipient who is also entitled to receive dividends unless the Committee determines otherwise. A recipient of a grant of restricted stock will generally earn unrestricted ownership only if the individual is continuously employed by the Company or a subsidiary during the entire restriction period. One use of restricted stock may be to deliver that portion of annual incentives reflecting above average performance that would otherwise be payable in cash.

Other Stock-based Awards: The Committee may grant other types of awards of Common Stock or awards based in whole or in part by reference to Common Stock ("Other Stock-based Awards"). The Committee will determine the time at which grants of such Other Stock-based Awards are to be made, the size of such awards, and all other conditions of such awards, including any restrictions, deferral period or performance requirements.

Adjustments: In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, merger, consolidation or spin-off or other similar corporate change, the Committee may make an adjustment in the number of shares of Common Stock available for issuance, the number of shares covered by any outstanding award and the price per share thereof.

Grants to Executive Officers: Grants of awards to executive officers, as defined under the rules of the Securities and Exchange Commission, will require that (i) no award providing for an exercise, a vesting period, or a restriction period will permit unrestricted ownership of the Common Stock by the participant  for at least  six  months  from the date of grant  and
(ii) Common Stock acquired pursuant to the Plan may not be sold for at least six months after acquisition.

Amendments and Terminations: The Board of Directors may at any time amend, suspend or discontinue the Plan and, prior to a change of control, alter or amend any awards granted thereunder to the extent permitted by law. Any such action by the Board of Directors may be taken without the approval of the stockholders of the Company to the extent that such approvals are not required by applicable law or regulation. There is no set termination date for the Plan.

Federal Income Tax Considerations: The following discussion summarizes the federal income tax consequences to participants who may receive grants of awards under the Plan. The discussion is based upon interpretations of the Internal Revenue Code of 1986, as amended, in effect as of January 1, 2000, and the regulations promulgated thereunder as of such date. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Nonqualified Stock Options: For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option. Upon exercise of an option, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of Common Stock on the date of such exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term or short-term depending on how long such shares were held from option exercise.

Restricted Stock: A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the Common Stock at the time restricted stock is no longer subject to forfeiture. However, a recipient may make a tax election to accelerate the taxable event to the grant date. In such circumstances, the recipient will recognize taxable income on the date of grant equal to the fair market value of the restricted stock as if there were no restriction period. If the shares subject to such election are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the restricted stock after the restriction period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. However, if the recipient makes a timely election to be taxed as of the date of the grant, the holding period commences on the date of grant.

Other Stock-based Awards: The federal income tax consequences of Other Stock-based Awards will depend on how such awards are structured.

Generally, the Company will be entitled to a deduction with respect to such awards only to the extent that the recipient realizes compensation income in connection with such awards.

VOTE REQUIRED - Approval and adoption of the Plan by shareholders requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting of Shareholders. Assuming the existence of a quorum, abstentions and broker non-votes will be treated as a vote against the Plan. It is intended that proxies granted by the shareholders will be voted, unless instructed on the proxy card or by telephone or internet, "FOR" the Plan.

The Stock Incentive Plan will be submitted to shareholders for their approval at the Annual Meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                      STOCK INCENTIVE PLAN.


         RECEIPT OF SHAREHOLDERS' PROPOSALS AND DIRECTOR
               NOMINATIONS FOR NEXT ANNUAL MEETING

              SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

      The date by which shareholder proposals must be received by the Company for inclusion in proxy materials relating to the 2001 Annual Meeting of Shareholders is November 23, 2000. If a
shareholder  intends  to  submit  a  proposal  at the  2001  Annual
Meeting of Shareholders which is not eligible for inclusion in the proxy materials relating to that meeting, the shareholder must do so no later than February 7, 2001. If such shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the 2001 Annual Meeting of Shareholders. The procedures for submitting a proposal are more specifically outlined in the Security Exchange Act of 1934 and the Company's bylaws.


                           OTHER BUSINESS

      The Board of Directors does not know of any business that will be presented for consideration at the Annual Meeting except as set forth above. However, if any other business is properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment in such matters.

      The Board of Directors has selected Deloitte & Touche LLP to audit the consolidated financial statements of the Company and its subsidiaries for 2000. Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting who may make a statement and will be available to respond to appropriate questions.

                                    FOR THE BOARD OF DIRECTORS

                                    /s/ Dean W. Voeks

March 27, 2000                      Dean W. Voeks, Chief Executive Officer

                              CHORUS
                    COMMUNICATIONS GROUP, LTD.



                          ATTENDANCE CARD



                  ANNUAL MEETING OF SHAREHOLDERS

                 CHORUS COMMUNICATIONS GROUP, LTD.

                          APRIL 26, 2000
                             7:00 P.M.

                      MARRIOTT - MADISON WEST
                    1313 JOHN Q. HAMMONS DRIVE
                    MIDDLETON, WISCONSIN 53562
-------------------------------------------------------------------
CHORUS
COMMUNICATIONS GROUP, LTD.
ANNUAL MEETING OF SHAREHOLDERS, APRIL 26, 2000                PROXY

The undersigned hereby appoints Charles Maulbetsch and Douglas J. Timmerman, or either of them ("Appointed Proxies"), with power of substitution to each, to vote all shares of the undersigned at the Annual Meeting of Shareholders ("Meeting") of Chorus Communications Group Ltd. to be held on Wednesday, April 26, 2000 at 7:00 p.m. CST, or at any adjournment(s) thereof.

THIS PROXY,  SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS,  WILL
BE  VOTED  AS  DIRECTED.   IF  NO  DIRECTION  TO  THE  CONTRARY  IS
INDICATED, IT WILL BE VOTED FOR ITEMS 1 AND 2.



     PLEASE COMPLETE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
   POSTAGE-PAID ENVELOPE UNLESS VOTING BY TELEPHONE OR INTERNET.

         (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD. THE DEADLINE FOR TELEPHONE AND INTERNET VOTING IS NOON (ET) ONE BUSINESS DAY PRIOR TO THE ANNUAL MEETING.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE
 - Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
 - You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
 - Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- www.eproxy.com/CCGL -- QUICK *** EASY *** IMMEDIATE
 - Use the Internet to vote your proxy 24 hours a day, 7 days a week.
 - You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Chorus
Communications Group, Ltd., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-9397.

  IF YOU VOTE BY PHONE OR INTERNET, DO NOT MAIL BACK YOUR PROXY.
                       THANK YOU FOR VOTING
                        PLEASE DETACH HERE

--------------------------------------------------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1.  ELECTION OF DIRECTOR:
    Harold L. (Lee) Swanson   [ ] Vote FOR nominee       [ ] WITHHOLD vote
                                  for a three-year term      for nominee

2.  APPROVAL OF THE STOCK INCENTIVE PLAN:
    [ ] For    [ ] Against    [ ] Abstain

If any other  business is brought  before the Annual Meeting or any
adjournment(s)   thereof,   this   Proxy   will  be  voted  in  the
discretion of the Appointed Proxies.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR,
IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Please mark an (X) in the box to the right if you plan to attend the Annual Meeting. [ ]

Address Change? Mark Box  [  ]
Indicate changes below:             Dated_______________________, 2000

                                    Signature(s) in Box
                                    Please sign exactly as name(s)
                                    appear to the left.  When signing
                                    in fiduciary or representative
                                    capacity, please add your full
                                    title.  If shares are registered
                                    in more than one name, all holders
                                    must sign.  If signature is for
                                    a corporation, the  handwritten
                                    signature and title of an
                                    authorized officer are required,
                                    together with the full corporate
                                    name.